UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2019

INDUSTRIAL SERVICES OF AMERICA, INC.

(Exact name of registrant as specified in its Charter)

Florida	0-20979	59-0712746
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7100 Grade Lane, Louisville, Kentucky	40213
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code:  (502) 366-3452

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common, $0.0033 par value	IDSA	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01 Entry into a Material Definitive Agreement.

On August 16, 2019, Industrial Services of America, Inc. (the “Company”) and its subsidiaries (collectively, “Sellers”) entered into that certain Asset Purchase Agreement (the “Purchase Agreement”) with River Metals Recycling LLC (“Buyer”) and The David J. Joseph Company (“Parent”). Pursuant to the Purchase Agreement, Buyer would acquire substantially all of the assets of the Sellers (the “Assets”) on the satisfaction or waiver of the closing conditions set forth in the Purchase Agreement, which include approval by the Company’s shareholders of the transactions contemplated by the Purchase Agreement. The Company expects to call and hold a shareholders’ meeting seeking to obtain this approval and separate approval of a plan of dissolution, which is described below. The closing conditions also include the issuance by the Kentucky Energy and Environmental Cabinet (the “Cabinet”) of a Kentucky Pollutant Discharge Elimination System permit and storm water compliance agreed order (collectively, the “Permit and Order”) on terms not materially different from those currently being discussed with the Cabinet in connection with the Company’s efforts to ensure future compliance with the stormwater permit at one of its facilities.

The Company’s Board of Directors (the “Board”), by unanimous vote, approved the Purchase Agreement, the sale of the Assets and the other transactions contemplated by the Purchase Agreement.

Pursuant to the Purchase Agreement, the Assets would be sold to the Buyer for a purchase price of $23,300,000, less certain payoff amounts relating to taxes, encumbrances, and assumed capital leases, subject to an adjustment up or down based on the net working capital estimated at closing and finally determined following closing. The amount of $600,000 of the purchase price would be held in escrow to satisfy the potential net working capital purchase price adjustment, and the amount of $100,000 of the purchase price would be held in escrow to satisfy any liabilities of the Sellers relating to the Chemetco Superfund site in Hartford, Illinois. The Purchase Agreement contains negotiated representations, covenants and indemnification provisions by the parties, which are believed to be customary for transactions of this type and size. The indemnification obligations of the Sellers are subject to a specified deductible and indemnity cap. The deductible and cap on indemnification do not apply to damages relating to taxes, environmental matters, breaches of fundamental representations, breaches of covenants, and certain other matters (all of which are subject to an overall cap equal to the purchase price). The representations in the Purchase Agreement generally survive for one year after closing, with longer survival periods for the fundamental representations and representations regarding taxes and environmental matters.

Representations in the Purchase Agreement were made to allocate contractual risk between the parties as of the specified dates noted in the agreement, and are qualified by certain disclosures between the parties and a contractual standard of materiality different from those generally applicable to shareholders, among other limitations. The Company’s shareholders are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Sellers or Buyer.

The Purchase Agreement contains specified termination rights for the parties. Prior to closing, the parties can mutually agree to terminate the Purchase Agreement, and either party has the right to terminate the Purchase Agreement if the other party fails to cure a material breach, or if the transaction does not close within 150 days, which period may be extended by an additional 30 days if all conditions other than those relating to the Permit and Order have been satisfied. The Board also has the right to terminate the Purchase Agreement (and cancel the shareholder meeting or withdraw its recommendation that shareholders vote to approve the Purchase Agreement) if it determines that failure to do so would reasonably be expected to be inconsistent with its fiduciary duties. Termination costs of up to $300,000 would be payable by Sellers in connection with such termination as reimbursement of Buyer’s transaction-related expenses, and a termination fee of $850,000 (with all previously paid termination costs credited against such amount) would be payable by the Sellers in connection with such termination if the Sellers also reach an agreement within 180 days following such termination to sell a controlling interest in the Company or all or substantially all of the Assets to a third party.

The foregoing descriptions of the Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreement, which has been filed with this Current Report on Form 8-K as Exhibit 2.1.

 Item 8.01     OTHER EVENTS.

On August 16, 2019, the Company’s board of directors approved the dissolution and liquidation of the Company pursuant to a Plan of Dissolution (the “Plan of Dissolution”), subject to shareholder approval. The Company intends to call a meeting of the shareholders to seek approval of the Plan of Dissolution and will file proxy materials with the Securities and Exchange Commission as soon as practicable. The Plan of Dissolution provides for dissolution and liquidation of the Company only upon consummation of the transactions contemplated by the Purchase Agreement.

On August 19, 2019, the Company issued a press release announcing the above transactions, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

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ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS.

(d)       Exhibits

Exhibit No.		Description

2.1	*	Asset Purchase Agreement dated as of August 16, 2019, by and among River Metals Recycling LLC, The David J. Joseph Company, Industrial Services of America, Inc., ISA Indiana, Inc., ISA Logistics LLC, ISA Real Estate, LLC, ISA Indiana Real Estate LLC, 7021 Grade Lane LLC, 7124 Grade Lane LLC, and 7200 Grade Lane LLC.

99.1		Press Release, dated as of August 19, 2019, issued by Industrial Services of America, Inc.

	*	Schedules omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished as a supplement to the SEC upon request.

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Important Information for Shareholders

Communications in this Current Report on Form 8-K do not constitute a solicitation of any vote or approval. In connection with the sale of the Assets and the Plan of Dissolution, the Company will be filing documents with the SEC, including a proxy statement.  Before making any voting decision, Company shareholders are urged to read carefully the proxy statement and any other relevant documents filed by the Company with the SEC when they become available because they will contain important information about the sale of the Assets and the Plan of Dissolution.  You may obtain copies of all documents we file with the SEC, free of charge, at the SEC’s website (www.sec.gov), on the Company’s website (http://www.isa-inc.com/) under “Investors”, or by sending a written request to the Company at Industrial Services of America, Inc., 7100 Grade Lane, Louisville, Kentucky 40213, Attn: Todd Phillips.

The Company and its directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the sale of the Assets and the Plan of Dissolution.  You can find information about the Company’s directors and executive officers in the Company’s annual report on Form 10-K, as amended, for the year ended December 31, 2018. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. You can obtain free copies of these documents from the Company using the contact information above .

Cautionary Note Regarding Forward-Looking Statements

The statements in this Current Report on Form 8-K that are not historical, including without limitation statements regarding the Company’s beliefs, expectations, prospects, strategic plans and statements regarding the sale of the Assets or other future transactions, constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact should be considered “forward-looking statements” for these purposes. In some cases, forward-looking statements can be identified by the use of such terminology as “may,” “will,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “potential,” or “continues,” or the negative thereof or other similar words. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we can give no assurance that such expectations or any of our forward-looking statements will prove to be correct. Examples of forward-looking statements include, but are not limited to, those regarding the transactions contemplated by the Purchase Agreement and the Plan of Dissolution. Forward-looking statements are subject to inherent risks and uncertainties, and actual results and developments may be materially different from those expressed or implied by the forward-looking statements. Important factors that could cause actual results to differ from those expressed or implied by the forward-looking statements include the possibility that the transactions contemplated by the Asset Purchase Agreement will not close, including without limitation as a result of the failure to satisfy the closing conditions, including failure of the Company to obtain the required shareholder approval; that disruption from the pending sale and dissolution may make it more difficult to maintain business and operational relationships for the Company; that the Company may not obtain shareholder approval of the transactions and the Plan of Dissolution; that the costs and reserves associated with the transactions and the Plan of Dissolution may be higher than anticipated; that the length of time associated with the consummation of the transactions and the Plan of Dissolution may be longer than anticipated for various reasons; and that the other anticipated benefits from the sale of the Assets and the Plan of Dissolution will not be realized.

Further information on risks we face is contained in our filings with the SEC, including our Form 10-K, as amended, for the fiscal year ended December 31, 2018, and will be contained in our SEC filings in connection with the sale of the Assets and the Plan of Dissolution. Any forward-looking statement made by us herein speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements.  We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

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SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL SERVICES OF AMERICA, INC.

Date:	August 19, 2019	By:	/s/ Todd L. Phillips
Todd L. Phillips
President, Chief Executive Officer and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.		Description

2.1	*	Asset Purchase Agreement dated as of August 16, 2019, by and among River Metals Recycling LLC, The David J. Joseph Company, Industrial Services of America, Inc., ISA Indiana, Inc., ISA Logistics LLC, ISA Real Estate, LLC, ISA Indiana Real Estate LLC, 7021 Grade Lane LLC, 7124 Grade Lane LLC, and 7200 Grade Lane LLC.

99.1		Press Release, dated as of August 19, 2019, issued by Industrial Services of America, Inc.

	*	Schedules omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished as a supplement to the SEC upon request.